Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group




Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Deutsche Cash Management Fund Institutional Class, a series of Scudder Institutional Funds, on Form N-CSR of the Deutsche Cash Management Fund Institutional Class (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 19, 2003                               /s/Richard T. Hale
                                              ----------------------------------
                                              Richard T. Hale
                                              Chief Executive Officer
                                              Deutsche Cash Management Fund
                                              Institutional Class, a series
                                              of Scudder Institutional Funds

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                                                Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group




Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Deutsche Cash Management Fund Institutional Class, a series of Scudder Institutional Funds, on Form N-CSR of the Deutsche Cash Management Fund Institutional Class (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 19, 2003                            /s/Charles A. Rizzo
                                           -------------------------------------
                                           Charles A. Rizzo
                                           Chief Financial Officer
                                           Deutsche Cash Management Fund
                                           Institutional Class, a series
                                           of Scudder Institutional Funds